Exhibit 10.7

[ENGLISH TRANSLATION]

AGREEMENT BETWEEN CONICET AND INDEAR

This Agreement is entered into by Consejo Nacional de Investigaciones Cinetíficas y Técnicas, hereinafter the “CONICET”, domiciled at Avenida Rivadavia 1917, Ciudad de Buenos Aires, hereupon represented by its President Dr. Eduardo Charreau on the one hand, and on the other hand, INDEAR S.A., hereinafter “INDEAR”, being its legal address Paraguay 777, 8th floor, Rosario, Santa Fe Province, hereupon represented by its President Lic. Marcelo Arguelles, hereinafter referred to as the “Parties”;

WITHNESSEETH THAT:

A) INDEAR is a private company whose main activity is the research, development and commercialization of projects, products and services in the agricultural biotechnological environment.

B) CONICET is the main organization devoted to the promotion of Science and Technology in Argentina.

C) Both Institutions seem eager to collaborate and share common objectives, in particular relating to the development of agricultural biotechnology.

D) To that effect, on March 19, 2004, the Parties signed a Letter of Intent through which they expressed their desire to connect for the purposes described.

Therefore, in order to establish links of close cooperation in activities related to scientific and technological research of mutual interest, particularly in the area of agricultural biotechnology, the Parties agree to enter into this agreement, hereinafter the “Agreement”, in accordance with the following provisions:

FIRST: AGREEMENTS

1.01 Specific Agreements with CONICET. In cases in which a work project involves human resources from CONICET, it should be formalized through specific agreements between the CONICET and INDEAR, and the text of such agreements shall contain:

a. the technical objectives targeted,

b. the members of the team that will do the work,

c. the resources necessary to fulfil the purposes outlined,

d. the specific responsibilities corresponding to each of the intervening parts,

e. a schedule for management control,

f. intellectual and industrial property provisions and

g. the share of profits that might arise from the commercialization of the research findings resulting from such project.

Those specific agreements may involve one or several institutional mechanisms for technological and scientific cooperation as provided by CONICET, as long as the guidelines established in the respective regulations are respected.

1.02 Specific Agreements with Third Parties In order to achieve its objectives, INDEAR may celebrate specific agreements with other companies or institutions, public or private ones, nationally or internationally.

SECOND: LIASON COMMITEE

To the sole purpose of generating an instance to facilitate the negotiations, the Parties will carry forward and provide agile, ongoing communication and at the highest level; CONICET appoints Dr. Alejandro Ceccatto and Dr Mario Lattuada, and INDEAR appoints Dr. Marcelo Criscuolo and Dr. Fernando Sanchez, who shall constitute the Liason Committee. The members may be replaced as many times as the Parties deemed it convenient, at any time.

THIRD: STATUS

As from the date of execution of this Agreement, INDEAR will be part of the technological pole CERIDER, as defined below. CONICET grants INDEAR the status of CONICET Associate Institute, once it has met the requirements prescribed for that purpose.

FOURTH: ASSIGNMENT AND USE

For the best achievement of the objectives of cooperation and to generate a closer cooperation environment, CONICET assigns, free of charge and hereby to INDEAR, for a period of thirty (30) years, the use of an area of 5115.12 m2 who claims to be its property, hereinafter the “Area ” on the grounds of the Regional Centre for Research and Development “Rosario”, hereinafter “the CERIDER”. The characteristics and size of the Area are detailed in the document Appendix A, part of this Agreement.

INDEAR uses the Area in accordance with the purpose set forth in the SEVENTH provision of this Agreement.

FIFTH: COMMINTMENTS OF INDEAR

INDEAR agrees to:

a. Build and furnish, by itself or through third parties, a suitable building for the operation of INDEAR in an Area whose surface, location and design are detailed in a document as Exhibit B that is part of this agreement.

b. Request and obtain authorization of the relevant public agencies, if needed, to affect existing trees in the area because of the construction. Furthermore, INDEAR agrees to plant and care for 10 trees on the urbanization campus of CERIDER for every tree that may be affected by reason of the building.

c. Contribute to the common expenses arising from the maintenance of CERIDER premises (whose concepts are described exhaustively in a list accompanying this Agreement as Appendix C) along the duration of the assignment of use by INDEAR. The amount thereof shall be determined annually by the Board of CERIDER in proportion to the occupancy and use of the spaces that INDEAR, the institutes of CONICET, CERIDER itself and / or third parties make of the spaces.

d. Deliver, in perfect condition, the Area, except for normal wear and use, at the termination of the assignment of use.

e. At the end of the Area assignment of use, INDEAR agrees to donate to CONICET the building and building improvements made in accordance with the FITH provision, point a) of this Agreement. Equipment or other movable property of INDEAR that are in the Area shall remain the exclusive property of INDEAR and at its disposal.

Appoint the Director of CERIDER, or whoever CONICET decides, as a member of the external advisory board of INDEAR.

SIXTH: COMMINTMENTS OF CONICET

CONICET agrees to:

a. Authorize INDEAR to use the Area for 30 (thirty) years.

b. Accept the Scientific Director of INDEAR, or whoever INDEAR decides, as member of the Administration Board of CERIDER.

c. Do their utmost to finish, by itself or through third parties, the implementation of the works on the campus of CERIDER, so that the land where INDEAR will be located acquires the magnitude of a technology pole.

d. Provide INDEAR, after fulfilling the requirements provided for the current regulations, the nature of CONICET ASSOCIATE INSTITUTE.

SEVENTH: DESTINATION OF AREA

The Area will be used by INDEAR for the research, development and commercialization of projects, products and services in the field of agricultural biotechnology and with the capacity to interact with other companies or public or private institutions, nationally and internationally.

EIGHTH: DURATION

This Agreement shall be binding for the parties for a validity term of 30 (thirty) years as from the date it is entered into. Once that period of time expires, and the provisions set forth in the FIFTH provision, point d) and e) are carried out, the NINTH provision hereby shall be applied.

NINTH: RIGHT OF FIRST OPTION

If CONICET does not decide on a destination for the own and exclusive use of the Area, at the option of INDEAR, the Parties, in good faith, may negotiate the terms of a new agreement that would allow INDEAR to continue using the Area. In any case, CONICET hereby grants INDEAR the right of first offer with respect to any future use and enjoyment of the area against any third party in similar conditions.

TENTH: INSPECTION

CONICET may inspect the Area and verify its condition and its use for the intended purposes, as it deems necessary, with the only requirement of prior notification of its visit to INDEAR authorities so as not to hamper confidentiality or the development of activities that are carried out therein.

ELEVENTH: RESOLUTION, COMPLAINT AND DISPUTE SETTLEMENT

Failure to comply with any of the obligations established herein by any of the Parties shall be a ground for its termination. The party that defaults a requirement arising from this Agreement, shall have a period of ninety (90) calendar days as from the receipt of a certified notice of the performing Party where the defaulting Party is summoned to remedy such breach.

After the aforementioned period and if the defaulting Party has not repaired the fault, both Parties agree to end the conflict amicably, notwithstanding the right of the performing Party to require the defaulting Party, legally or administratively, payment for the damages caused by the breach.

In case the dispute cannot be settled amicably, it shall be submitted to the jurisdiction of the Federal Courts of the City of Buenos Aires.

In the event of termination, the assignment under this Agreement shall be terminated and CONICET shall retake the free use of the Area

TWELFTH: ADDRESSES - NOTICES

For all purposes of this agreement, the Parties hereto establish their elected domiciles at the addresses first mentioned, or at the ones to be sufficiently informed in the future, where all notices and communications hereunder shall be validly served.

IN WITNESS THEREOF, two counterparts of the same tenor and to a sole effect are signed, in the city of Buenos Aires on the 30th day of November 2004.

APPENDIX A

ANEXO A

Plano de 5.115,12 mts. de la Parcela a ceder

RADIO 71.00 M
LIMITE TITULO
26.15 m
61.57 m
89.27 m
49.50 m
LIMITE TITULO
CERCO EXISTENTE
PARCELA 2
5.115,12 m2
(REFERENCIA A TITULO)
ARBOLES EXISTENTES A CONSERVAR
MIRADOR
79.57 m
CERCO EXISTENTE
LIMITE TITULO
LINEA DE BARRANCA A VERIFICAR
AREA NO EDIFICABLE S/PROYECTO MUNICIPAL

APPENDIX B

NORTE
SUR
ESTE
OESTE
DEPOSITO
TALLER DE MANTENIMIENTO
DROGUERO
PASILLO
RECEPCION
OFICINA DEPOSITOS
DEPOSITO LIMPIEZA
ANTECAMARA
DEPOSITO INVERNADERO
CALDERA
CARGA Y DESCARGA
AUTOCLAVE DE DECONTAMINACION
ESCALERA
ANTECAMARA INVERNADERO
UMBRAL ACERO INOX.
SALA DE EQUIPOS A.A.
AREA FITOTRONES
RAMPA BAJADA A SUBSUELO
TANQUE DE BOMBEO
PROYECCION PERIMETRO P.B.
BORRADOR NIVELES
HORMIGON RAMPA
SUBSUELO
ESC.:1:100

REFERENCIAS:

EXTERIOR / INTERIOR 0.35	MURO EXTERIOR DOBLE CON CAMARA DE AIRE: LADRILLO HUECO 18X18X33cm, CAMARA DE AIRE 5cm, LADRILLO HUECO 8X18X33cm
0.20	MURO DE LADRILLO HUECO 18X18X33cm
0.15	MURO DE LADRILLO HUECO 12X18X33cm
0.10	MURO DE LADRILLO HUECO 8X18X33cm
0.10	TABIQUE DE ROCA DE YESO ENCINTADO Y MASILLADO EMPLACADO DOBLE
	TABIQUE DE ROCA DE YESO ENCINTADO Y MASILLADO EMPLACADO SIMPLE
	COLUMNA DE HORMIGON ARMADO
0.10	MURO DE BLOQUE DE HORMIGON 10X20X40
0.20	MURO DE BLOQUE DE HORMIGON 20X20X40

INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO
BV. 27 de Febrero S/N - Rosario

INDEAR
INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO

OBRA: INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO

PLANO: ARQUITECTURA
PLANTA SUBSUELO

PLANO Nº
AR-02

ESCALA:
1:100

FECHA PROYECTO:
ENERO 2006

FECHA MODIFICACION:
15/02/2010 17:10

ARCHIVO: INDEAR-PLANTAS- 1-50.DWG

DIBUJO: F.A./A.M.N/P.I

FORMATO A1-L-694-870

UTA 03
UTA 01
UTA 13
CARRIER 40RW014
UTA 08
UTA 09
UTA 02
BASE MAMPOSTERIA
SOBREELEVADA 20 cm
CENTRAL FRIO
CAMARAS 4ºC
RTA200 PESO 5792 Kg
RTA80 PESO 3341 Kg
RTA80 PESO 3413 kg
BOMBAS SECUNDARIAS
AGUA FRIA
BOMBAS PRIMARIAS
AGUA FRIA
2.40
1.20
6.55
2.30
1.65
0.15
10.41
2.96
1.55
2-02
HALL
AZOTEA
2-01
ESCALERA
TORRE ENFRIAMIENTO
GRUPO ELECTROGENO
UTA 04
UTA 11
UTA 05
2-03
AZOTEA ACCESIBLE
BOMBAS
CALEFACCION
CALDERA 1
SECTOR CUBIERTO CHAPA
CENTRAL FRIO
CAMARAS 4ºC
CENTRAL FRIO
CAMARAS 20ºC
TAPA JUNTA DE CHAPA
GALVANIZADA PLEGADA SOBRE
JUNTA DE DILATACION
D8
D6
D9
UTA 12
UTA 06
UTA 07
PLANTA AZOTEA - IMPLANTACION
ESC.:1:125
ESTACIONAMIENTO
PIEDRA PARTIDA

REFERENCIAS:

- EXTERIOR / INTERIOR — MURO EXTERIOR DOBLE CON CAMARA DE AIRE; LADRILLO HUECO 18X18X33cm; CAMARA DE AIRE 5cm; LADRILLO HUECO 8X18X33cm (0.35)
- MURO DE LADRILLO HUECO 18X18X33cm (0.20)
- MURO DE LADRILLO HUECO 12X18X33cm (0.15)
- MURO DE LADRILLO HUECO 8X18X33cm (0.10)
- TABIQUE DE ROCA DE YESO ENCINTADO Y MASILLADO EMPLACADO DOBLE (0.10)
- TABIQUE DE ROCA DE YESO ENCINTADO Y MASILLADO EMPLACADO SIMPLE
- COLUMNA DE HORMIGON ARMADO
- MURO DE BLOQUE DE HORMIGON 10X20X40 (0.10)
- MURO DE BLOQUE DE HORMIGON 20X20X40 (0.20)

INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO
BV. 27 de Febrero S/N - Rosario

INDEAR
INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO

OBRA: INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO

PLANO: ARQUITECTURA
PLANTA AZOTEA

PLANO Nº: AR-05
ESCALA: 1:100
FECHA PROYECTO: ENERO 2006
FECHA MODIFICACION: 04/03/2010 15:56
DIBUJO: F.A./A.M.N/P.I
ARCHIVO: INDEAR–PLANTAS– 1–50.DWG

FORMATO A1–L–694–870

NORTE
SUR
ESTE
OESTE
LABORATORIO Nº4
LABORATORIO Nº5
OFICINA
PASILLO
LOCKERS
LABORATORIO PROTEOMICA
AZOTEA INVERNADERO
SALA DE REUNIONES
VACIO SOBRE HALL
ADMINISTRACION
SECRETARIA
RECEPCION

PRIMER PISO
ESC.:1:100

REFERENCIAS:

- 0.35 EXTERIOR / INTERIOR — MURO EXTERIOR DOBLE CON CAMARA DE AIRE: LADRILLO HUECO 18X18X33cm, CAMARA DE AIRE 5cm, LADRILLO HUECO 8X18X33cm
- 0.20 — MURO DE LADRILLO HUECO 18X18X33cm
- 0.15 — MURO DE LADRILLO HUECO 12X18X33cm
- 0.10 — MURO DE LADRILLO HUECO 8X18X33cm
- 0.10 — TABIQUE DE ROCA DE YESO ENCINTADO Y MASILLADO EMPLACADO DOBLE
- TABIQUE DE ROCA DE YESO ENCINTADO Y MASILLADO EMPLACADO SIMPLE
- COLUMNA DE HORMIGON ARMADO
- 0.10 — MURO DE BLOQUE DE HORMIGON 10X20X40
- 0.20 — MURO DE BLOQUE DE HORMIGON 20X20X40

INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO
BV. 27 de Febrero S/N - Rosario

INDEAR

OBRA: INSTITUTO DE AGROBIOTECNOLOGIA ROSARIO

PLANO: ARQUITECTURA
PLANTA PRIMER PISO

PLANO Nº: AR-04

ESCALA: 1:100

FECHA PROYECTO: ENERO 2006

FECHA MODIFICACION: 04/03/2010 15:56

ARCHIVO: INDEAR–PLANTAS– 1–50.DWG

DIBUJO: F.A./A.M.N/P.I

FORMATO A1–L–694–870

APPENDIX C

Concepts for Monthly Fixed Costs in the Property

a. Surveillance

b. Communications (Internet)

c. Property Lightning

d. Maintenance:

d.1. Salaries maintenance staff

d.2. Salary Supervisor (Third party’s Services)

d.3. Lawn mowing, gardening, herbicides, etc.

d.4. Other expenses (lightning replacement, fence, tools, etc.)

Note: the property is exempt from paying: a) the property tax of the province of Santa Fe, b) the overall rate of property in the municipality of Rosario c) piped water service supplied by Aguas Provinciales de Santa Fe.